BLACKROCK FUNDS V

BlackRock Strategic Income Opportunities Portfolio

(the “Fund”)

Supplement dated November 30, 2018 to the Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”) dated August 10, 2018, as supplemented to date

Effective immediately, the Fund no longer invests in BlackRock Cayman Strategic Income Opportunities Portfolio I, Ltd. (the “Subsidiary”) to gain exposure to commodity markets. Accordingly, all references and information relating to the Subsidiary are removed from the Fund’s Summary Prospectuses, Prospectuses and SAI.

Shareholders should retain this Supplement for future reference.

PR2SAI-SIOV-1118SUP